UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 18, 2011

Date of earliest event reported: April 13, 2011

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 18, 2011, Constellation Energy Partners LLC (the “Company”) issued a news release announcing that the Circuit Court of Tuscaloosa County, Alabama (the “Court”) has approved the settlement between the company, Trust Venture Company, LLC, and Torch Energy Royalty Trust (“Trust”). In its order, the Court acknowledged receiving the report from counsel for the trustee of the Trust that no objections to the proposed settlement had been received, confirmed after review that the settlement is fair, reasonable and adequate, and ordered that the derivative lawsuit that is the subject of the settlement be dismissed, with prejudice.

The anticipated effective date of the settlement is June 13, 2011, absent appeal of the Court’s order.

A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Litigation Related to Trust Termination

As previously disclosed, on January 8, 2009, we were served by Trust Venture, on behalf of the Trust, with a purported derivative action filed in the Circuit Court of Tuscaloosa County, Alabama (the “Court”). The lawsuit relates to the non-operating net profits interest (“NPI”) held by the Trust on certain wells owned by Robinson’s Bend Production II, LLC (“RBP II”), a subsidiary of the Company, in the Robinson’s Bend Field in Alabama, and alleges, among other things, a breach of contract under the conveyance associated with the NPI (the “Conveyance”) and the agreement establishing the Trust and asserting that above market rates for services were paid, reducing the amounts paid to the Trust in connection with the NPI. The lawsuit seeks unspecified damages and an accounting of the NPI. The Court has made the Trust a nominal party to the lawsuit. At a preliminary hearing on February 17, 2011, the Court approved a form of notice of a settlement among the parties to be sent by the Trust to its unitholders. On April 13, 2011, the Court approved the settlement. The anticipated effective date of the settlement is June 13, 2011, absent appeal of the Court’s order. The settlement with Trust Venture, its successor and the Trust provides, among other things:

•	RBP II will make a payment of $1.2 million to reimburse Trust Venture and its successor for their legal fees and expenses incurred in prosecuting the lawsuit;

•

RBP II will make an irrevocable offer to purchase the NPI relating to the Robinson’s Bend Field from the Trust for at least $1 million, when it is separately offered for sale by the Trust at public auction within 180 days of the effective date of the settlement, with such bid amount to be deposited by RBP II in a third-party escrow account pending the public auction. RBP II, as well as any other bidders at the auction, shall have a right to submit a higher topping bid;

•

The parties agree that the cumulative deficit balance in the NPI account is approximately $5.8 million as of September 30, 2010, and that no further payments will be due to the Trust with respect to the NPI unless and until the cumulative deficit balance is reduced to zero;

•

Trust Venture and its successor agree, on behalf of the Trust, that all prior and current calculations, charges and deductions contained in such cumulative deficit NPI balance are in compliance with the terms of the Conveyance and, to the extent applicable thereunder, do not exceed competitive contract charges prevailing in the area for any such operations and services;

•

The Water Gathering and Disposal Agreement between RBP II and another subsidiary of the Company will be amended to reduce the fee from $1.00 per barrel to $0.53 per barrel beginning on the first day of the month following the effective date of the settlement and to extend the term for an additional ten years, and Trust Venture and its successor agree, on behalf of the Trust, that the fees under such agreement do not exceed competitive contract charges prevailing in the area for the operations and services provided under such agreement during the extended term of such agreement;

•	A mutual release among the parties and a dismissal with prejudice of the lawsuit; and

•	An effective date of the settlement upon final approval by the Court.

The Company has made certain statements in this Current Report on Form 8-K that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. These forward-looking statements are largely based on the Company’s expectations, which reflect estimates and assumptions made by the Company’s management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors. Although the Company believes such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the Company’s control including, without limitation, any appeal of the Court’s order on the settlement. Current Report on Form 8-K. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this Current Report on Form 8-K, and the news release filed herewith, are not guarantees of future performance, and the Company cannot assure you that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in the Company’s Securities and Exchange Commission filings and elsewhere in those filings. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and the news release filed herewith. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	News Release dated April 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: April 18, 2011	By:	/s/ Michael Hiney
Michael B. Hiney Chief Accounting Officer and Controller